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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


               OFFICERS AND DIRECTORS OF STAAR SURGICAL COMPANY


     The undersigned director of STAAR Surgical Company, a Delaware corporation (the "Corporation"), which proposes to file a Form S-8 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Andrew F. Pollet, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form S-8 Registration Statement and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form S-8 Registration Statement with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his subsitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 12th day of September, 2000.

                                       /s/ Volker D. Anhaeusser
                                       ___________________________________
                                       VOLKER D. ANHAEUSSER
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                               POWER OF ATTORNEY


               OFFICERS AND DIRECTORS OF STAAR SURGICAL COMPANY


     The undersigned director of STAAR Surgical Company, a Delaware corporation (the "Corporation"), which proposes to file a Form S-8 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Andrew F. Pollet, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form S-8 Registration Statement and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form S-8 Registration Statement with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 12th day of September, 2000.

                                       /s/ Peter J. Utrata
                                       ___________________________________
                                       PETER J. UTRATA, M.D.